UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020 (October 8, 2020)

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	83-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Fifth Avenue New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 780-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	MPLN	New York Stock Exchange

Warrants	MPLN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of the Company filed on October 9, 2020 (the “Original Report”), in which the Company reported, among other events, the completion of the business combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (i) the unaudited condensed consolidated financial statements of Polaris Parent Corp., a Delaware corporation (“MultiPlan Parent”), as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019 and (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of MultiPlan Parent for the three and nine months ended September 30, 2020 and 2019.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including MultiPlan Parent, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of MultiPlan Parent as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of MultiPlan Parent for the three and nine months ended September 30, 2020 and 2019.

(d)       Exhibits.

Exhibit Number	Description
99.1	Unaudited condensed consolidated financial statements of MultiPlan Parent as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of MultiPlan Parent for the three and nine months ended September 30, 2020 and 2019.

Forward-Looking Statements

This Amendment No. 1 includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting our business.

Factors that may impact such forward-looking statements include the factors discussed under “Part II, Item 1A, Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as such risk factors may be updated from time to time, in the Company’s periodic and other filings with the SEC. The Company’s periodic and other filings are accessible on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this news release to conform these statements to actual results or to changes in our expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2020

MULTIPLAN CORPORATION

By:	/s/ David Redmond
David Redmond
Executive Vice President and Chief Financial Officer